UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported) April 18, 2024

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-11299	ENTERGY CORPORATION	1-35747	ENTERGY NEW ORLEANS, LLC
	(a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000		(a Texas limited liability company) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3702
	72-1229752		82-2212934

		1-09067	SYSTEM ENERGY RESOURCES, INC.
(an Arkansas corporation) 1340 Echelon Parkway Jackson, Mississippi 39213 Telephone (601) 368-5000
72-0752777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Entergy Corporation	Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
	Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Entergy New Orleans, LLC	Mortgage Bonds, 5.0% Series due December 2052	ENJ	New York Stock Exchange
	Mortgage Bonds, 5.50% Series due April 2066	ENO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD Disclosure.

As a result of the black box settlement discussed in Item 8.01 below, System Energy Resources, Inc. (“System Energy”) will refund a total of $116 million to Entergy New Orleans, LLC (“Entergy New Orleans”) inclusive of approximately $18 million already received by Entergy New Orleans from System Energy and implement certain prospective changes to the rates it charges to Entergy New Orleans.

The settlement terms, including both the black box settlement and the prospective rate changes, are consistent with Mississippi Public Service Commission’s 2022 global settlement and Arkansas Public Service Commission’s 2023 global settlement with System Energy previously approved by FERC.

Entergy affirms its adjusted EPS and credit outlooks.

Cautionary Note Regarding Forward-Looking Statements

In this current report on Form 8-K, and from time to time, Entergy Corporation (“Entergy”), Entergy New Orleans and System Energy make certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, among other things, statements regarding Entergy’s current financial and operational outlooks; expected impacts to credit metrics and ratings; and other statements of Entergy’s, Entergy New Orleans’ or System Energy’s plans, beliefs, or expectations included in this report. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Except to the extent required by the federal securities laws, neither Entergy nor Entergy New Orleans nor System Energy undertakes any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this Current Report on Form 8-K and in Entergy’s, Entergy New Orleans’ and System Energy’s most recent Annual Report on Form 10-K, any of its subsequently filed Quarterly Reports on Form 10-Q, and any of its other subsequently filed reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with (1) Entergy’s, including Entergy New Orleans and System Energy’s rate proceedings, formula rate plans, and other cost recovery mechanisms, including the risk that costs may not be recoverable to the extent or on the timeline anticipated by the utilities and (2) implementation of the ratemaking effects of changes in law; (c) risks associated with operating nuclear facilities, including plant relicensing, operating, and regulatory costs and risks; (d) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; and (e) effects on Entergy, including Entergy New Orleans and System Energy, or its customers of (1) changes in federal, state, or local laws and regulations and other governmental actions or policies, including changes in monetary, fiscal, tax, environmental, or energy policies; (2) the effects of changes in commodity markets, capital markets, or economic conditions; and (3) the effects of technological change, including the costs, pace of development, and commercialization of new and emerging technologies.

Item 8.01. Other Events

On April 18, 2024, System Energy, Entergy New Orleans, and additional named Entergy subsidiaries (“Entergy Parties”) involved in multiple docketed proceedings pending before the Federal Energy Regulatory Commission (“FERC”) reached a settlement in principle with the Council of the City of New Orleans (“City Council”) to globally resolve all their actual and potential claims in those dockets and with System Energy’s past implementation of the Unit Power Sales Agreement. The settlement in principle also covers the amended and supplemental complaint filed at the FERC in Docket No. EL24-5 on October 18, 2023. Entergy New Orleans expects the Utility Committee of the City Council to advance the agreement to the full City Council on Tuesday, April 23, 2024. The full City Council would then take up the matter on May 2, 2024.

The Unit Power Sales Agreement is a FERC-jurisdictional formula rate tariff for sales of energy and capacity from System Energy’s owned and leased share of Grand Gulf Nuclear Station to four Entergy Operating Companies: Entergy Arkansas, Entergy Mississippi, LLC (“Entergy Mississippi”), Entergy Louisiana, LLC (“Entergy Louisiana”), and Entergy New Orleans, LLC (“Entergy New Orleans”). System Energy previously settled with the Mississippi Public Service Commission, which has 39.95% of the output from System Energy’s share of Grand Gulf and Entergy Arkansas, which has 24.19% of output of System Energy’s share of Grand Gulf. The settlements with the Arkansas Public Service Commission, the Mississippi Public Service Commission, and the City Council represent 84% of the System Energy’s share of Grand Gulf’s output. Thus, with the settlement in principle, System Energy has reduced its overall refund exposure to only the approximately 16% remaining.

The terms of the settlement in principle align with the $588 million global black box settlements reached between System Energy and the Mississippi Public Service Commission in 2022 and between System Energy and the Arkansas Public Service Commission in 2023. The settlement provides for Entergy New Orleans to receive a black box refund of $116 million from System Energy, inclusive of approximately $18 million already received by Entergy New Orleans from System Energy. As such, System Energy will make further refunds of approximately $98 million to Entergy New Orleans if the settlement in principle is approved by FERC.

In November 2022, FERC approved the settlement between System Energy and the Mississippi Public Service Commission and in March 2024, FERC approved the settlement between System Energy and the Arkansas Public Service Commission. In both cases, FERC stated that the settlement “appears to be fair and reasonable and in the public interest.”

System Energy, Entergy New Orleans, Entergy Parties, and the City Council intend to file the settlement agreement and supporting materials with the FERC by May 10, 2024. Beginning with the June 2024 service month, the settlement in principle also provides for Entergy New Orleans’s bills from System Energy to be adjusted to reflect an authorized rate of return on equity of 9.65%, and a capital structure not to exceed 52% equity, consistent with the FERC’s previously approved authorized return on equity and capital structure for Entergy Mississippi and Entergy Arkansas.

If FERC approves the filed settlement in accordance with its terms, then it will become binding upon the Entergy Parties and the City Council.

System Energy had previously recorded a provision and associated liability of $588 million related to the complaints described above. As of December 31, 2023, System Energy’s remaining regulatory liability was $178 million. The $98 million of remaining refunds that System Energy will owe to Entergy New Orleans under the settlement in principle is covered within the $178 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy New Orleans, LLC
System Energy Resources, Inc.

By: /s/ Reginald T. Jackson
Reginald T. Jackson
Senior Vice President and
Chief Accounting Officer
Dated: April 18, 2024